SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                          -------------

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


                          February 13, 1998
        Date of Report (Date of earliest event reported)



                          ConAgra, Inc.
     (Exact name of registrant as specified in its charter)


         Delaware               1-7275           47-0248710
     (State or other          (Commission       (IRS Employer
     jurisdiction of          File Number)    Identification No.)
     incorporation)


     One ConAgra Drive, Omaha, Nebraska           68102-5001
     (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code
                         (402) 595-4000















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Item 5.   OTHER EVENTS.

     On February 13, 1998, ConAgra, Inc. issued a press release relating to its earnings outlook for the fiscal year ending May 31, 1998. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.           Exhibits.

         99.1     Press Release Issued February 13, 1998

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CONAGRA, INC.

                                                   /s/ James P. O'Donnell
February 16, 1998                              By:__________________________
                                                  James P. O'Donnell
                                                  Executive Vice President,
                                                  Chief Financial Officer and
                                                  Corporate Secretary
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